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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)
                                               August 4, 1995   (August 1, 1995)
                                               ---------------------------------

                             POLARIS INDUSTRIES INC.
                             ----------------------
                     (Exact Name of Registrant as Specified)

Minnesota                           1-11411                 41-1790959
- -------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification Co.)

              1225 Highway 169 North, Minneapolis, Minnesota 55441
              ----------------------------------------------------
                     (Address of Principal Executive Office)



Registrant's telephone number, including area code           (612) 542-0500
                                                  -----------------------------

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                      REGISTRATION AND REPORTING UNDER THE
                         SECURITIES EXCHANGE ACT OF 1934
                           CURRENT REPORTS ON FORM 8-K


Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    Previous independent public accountants

       (i) On August 1, 1995, McGladrey & Pullen, LLP was dismissed as independent public accountants for Polaris Industries Inc. (the "Company").

       (ii) The reports of McGladrey & Pullen, LLP on the financial statements of the Company and its predecessor, Polaris Industries Partners L.P. (the "Predecessor Partnership") for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

       (iii) The Audit Committee of the Board of Directors of the Company participated in and approved the decision to change independent public accountants.

       (iv) In connection with its audits of the Company or the Predecessor Partnership for the two most recent fiscal years and through June 30, 1995, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused them to make reference thereto in their report on the financial statements for such years and period.

       (v) During the two most recent fiscal years and through June 30, 1995, there have been no reportable events (as defined in Regulation S-K 304(a) (1) (v)).

       (vi) The Registrant has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 1, 1995, is filed as Exhibit 16.1 to this Form 8-K.

(b)    New independent public accountants

       (i) The Registrant engaged Arthur Andersen LLP as its new independent public accountants as of August 1, 1995. During the two most recent fiscal years and through August 1, 1995, the Registrant has not consulted with Arthur Andersen LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a) (2)).

(c)    Exhibits

       16.1   Letter from McGladrey & Pullen, LLP

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        POLARIS INDUSTRIES INC.
                                             (Registrant)


Date   August 4, 1995                   By /s/ W. Hall Wendel,Jr.
    -------------------                    ----------------------
                                           W. Hall Wendel, Jr.
                                           Its Chairman and
                                           Chief Executive Officer


Date   August 4, 1995                    By /s/ John H. Grunewald
    -------------------                     -----------------------
                                            John H. Grunewald
                                            Its Executive Vice President,
                                            Chief Financial Officer
                                            and Secretary
                                            (Principal Vice President, Chief
                                            Financial Officer and Secretary)